UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2013

Kaiser Ventures LLC
(Exact name of registrant as specified in its charter)

Delaware	000-33433	33-0972983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

337 N. Vineyard Avenue, 4th Floor, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      Entry into a Material Definitive Agreement

As previously reported, on January 15, 2013, the Board of Managers of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), adopted a Plan of Dissolution and Liquidation for the Company and approved the Second Amended and Restated Operating Agreement for the Company, both subject to approval by the Company’s members.  As discussed in more detail under Item 8.01 below, on April 10, 2013, the Board of Managers of the Company adopted a revised Plan of Dissolution and Liquidation for the Company (the “Revised Plan”) and approved a revised Second Amended and Restated Operating Agreement for the Company (the “Revised Restated Agreement”), which are both subject to approval by the Company’s members.

In connection with the Revised Plan and Revised Restated Agreement, the Company entered into an Amended and Restated Liquidation Manager Agreement dated as of April 10, 2013 with Richard E. Stoddard (the “Revised Liquidation Manager Agreement”) and consented to the  First Amendment effective as of April 10, 2013 (the “Amendment”) to the Transition Employment Agreement between James F. Verhey, the  Company’s Executive Vice President-Finance and Chief Financial Officer, and Business Staffing, Inc. (“BSI”) dated effective January 1, 2013 (the “Verhey Transition Agreement”)  The material terms of the Revised Liquidation Manager Agreement and  the Amendment are more fully discussed in Item 5.02 below, which discussion is incorporated herein by this reference.

ITEM 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Revised Liquidation Manager Agreement

Effective April 10, 2013, the Company entered into the Revised Liquidation Manager Agreement with Richard E. Stoddard, the Company’s current President, Chief Executive Officer, and Chairman of the Board of Managers primarily to reflect its agreement with Mr. Stoddard on the nature of a contingent fee to be payable to him as the “Liquidation Manager” under certain circumstances.  The Revised Liquidation Manager Agreement amends and restates the Liquidation Manager Agreement entered into by the Company and Mr. Stoddard on January 15, 2013 (the “Original Agreement”).  Although the Board approved and entered into the Revised Liquidation Manager Agreement, such agreement does not become effective until the approval by the Company’s members of the Revised Plan and the Revised Restated Agreement and pending such approval, Mr. Stoddard’s Transition Employment Agreement with BSI will remain in place.

The following summary is qualified in its entirety by the full text of the Revised Liquidation Manager Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  With the exception of the changes described below, the Revised Liquidation Manager Agreement makes no material modifications to the Original Agreement as originally filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 18, 2013.

The Revised Liquidation Manager Agreement makes two changes to the compensation payable to Mr. Stoddard in his capacity as Liquidation Manager as originally contemplated by the Original Agreement, as follows:

●
The monthly consulting fee payable to the Liquidation Manager under Section 6 of the Revised Liquidation Manager Agreement will be $23,000 per month in arrears through April 30, 2014 and will then be reduced to $17,500 per month in arrears until June 30, 2014, unless payment of such consulting fee is extended to December 31, 2014, if there is no previous transaction or transactions for all material Eagle Mountain Assets and a transaction or transactions for the sale or other third-party transfer of the Eagle Mountain Assets is reasonably likely to occur on or before December 31, 2014, or if there are material uncertainties with regard to the final liquidation of the Company, such as the final resolution of all claims.  The Original Agreement had provided for a similar amount of consulting fees and had contemplated a reduction in the monthly consulting fee over time, but the Original Agreement had not used a fixed date for the reduction from $23,000 per month to $17,500 per month.

●
The Liquidation Manager will be compensated on a contingent basis by being paid a success fee equal to 5% of the gross proceeds collected by the Company from any asset sales, after deduction for direct closing costs and expenses.  The success fee will be further reduced by the amount paid to the Liquidation Manager as a monthly consulting fee as of the date of any particular sale of Eagle Mountain Assets.  The success fee will be payable in installments: 60% payable at the closing of the relevant transaction, 30% upon a distribution of proceeds to the members of the Company following an asset sale and 10% upon the filing by the Company of a certificate of cancellation with the Secretary of State of the State of Delaware.

The Revised Liquidation Manager Agreement clarifies the process by which the Liquidation Manager’s monthly fixed consulting fee would be extended.  The Revised Liquidation Manager Agreement provides that the Liquidation Manager’s monthly consulting fee terminates on June 30, 2014, (the “Monthly Fee Termination Date”) but the Monthly Fee Termination Date may be extended by the Member Representative at the request of the Liquidation Manager up to a date no later than December 31, 2014, if the Member Representative reasonably concludes that (i) a sale of all material Eagle Mountain Assets has not occurred on or prior to June 30, 2014, and the sale of the remaining material Eagle Mountain Assets is reasonably likely to occur on or before December 31, 2014; or (ii) there are material uncertainties with regard to the final liquidation of the Company such as the final resolution of all claims.

Amendment to Verhey Transition Agreement

BSI, a company owned by the executive officers of the Company, provides staffing to the Company, the cost of which is reimbursed by the Company without mark-up or profit to BSI.  As previously reported, on December 28, 2012, BSI entered into a Transition Employment Agreement with each of the executive officers of the Company effective as of January 1, 2013.  On April 10, 2013, BSI entered into the Amendment which modifies the Verhey Transition Agreement by extending the term of Mr. Verhey’s employment under the Verhey Transition Agreement to April 30, 2014, and reducing Mr. Verhey’s annual base salary from $160,000 to $120,000 effective as of May 1, 2013.

The foregoing summary of the amendments to the Verhey Transition Agreement set forth in the Amendment is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01                      Other Events

On April 10, 2013, the Company’s Board of Managers unanimously approved the Revised Plan and Revised Restated Agreement for the Company, both of which remain subject to approval by the Company’s members.  The Revised Plan revises the Plan, and the Revised Restated Agreement revises the Restated Agreement, to provide that the Liquidation Manager may not acquire any asset of the Company or engage in any transaction with the Company either directly or indirectly through any person of which the Liquidation Manager is an affiliate by reason of being a trustee, manager, officer, partner, or of which the Liquidation Manager is the direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such person.  Although the Board approved the Revised Plan and Revised Restated Agreement, neither will become effective until approved by the Company’s members.

The foregoing summary of the material modifications effected by the Revised Plan and Revised Restated Agreement to the forms of such documents filed as exhibits to the Company’s Current Report on Form 8-K dates January 18, 2013 is qualified in its entirety by the full text of the Revised Plan and Revised Restated Agreement, which are filed as Exhibits 3.2 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits

(d)           Exhibits

3.2
Second Amended and Restated Operating Agreement for the Company as approved by the Company’s Board of Managers on April 10, 2013, incorporated by reference to the form thereof attached as Annex B to the Company’s preliminary proxy materials on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2013.

*10.1	Amended and Restated Liquidation Manager Agreement between Richard E. Stoddard and Kaiser Ventures, LLC dated April 10, 2013.

*10.2	First Amendment, dated April 10, 2013, to the Transition Employment Agreement between James F. Verhey and Business Staffing, Inc.

99.1
Plan of Dissolution and Liquidation as approved by the Company’s Board of Managers on April 10, 2013, incorporated by reference to the form thereof attached as Annex A to the Company’s preliminary proxy materials on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2013.

*  Management compensation plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Ventures LLC
(Registrant)

Date: April 16, 2013	/s/ Terry L. Cook
(Signature)*

Terry L. Cook
Executive Vice President – General Counsel

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